Exhibit 99.1
FBR Capital Markets 2009 Fall Investor Conference John Eaves, President and Chief Operating Officer Arch Coal, Inc. New York City December 2009

Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

P R O G R E S S I V ER E S P O N S I B L EV I T A L G R O W I N G Arch Coal is a leader in the coal industry
· Second largest coal producer in the U.S. – Leading position in the Powder River Basin – Largest producer in Western Bituminous region – Low-cost producer in Central Appalachia – Significant exposure to metallurgical markets
· Represent 16 percent of the U.S. coal supply
– Provide cleaner-burning, low-sulfur coal to domestic power producers to fuel 8 percent of the nation’s electricity – Ship coal to domestic/international steel manufacturers and international power producers
•Lead coal industry in mine safety and environmental compliance –Talented workforce operates large, modern mines Source: ACI Slide 3

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G State of Coal Markets Slide 4

PROGRESSIVE RESPONSIBLE VITAL GROWING

Over the long term, energy demand fundamentals remain favorable

Cumulative Percent Change in Global Energy Consumption
(2000-2008, in million tonnes of oil equivalent)


Coal
41%
Nat. Gas
25%
Hydro
19%
Oil
11%
Nuclear
6%

Worldwide Electric Generation & Forecast
(billion kilowatt hours)


OECD
Non-OECD
12.6
14.8
17.3
23.2
31.8
1995
2000
2005
2015
2030

- Coal has been the **fastest-growing primary fuel source** on the planet since 2000
- **Developing and developed world** will continue to drive demand for coal
  - Population growth and increased electrification needs are key drivers

Source: BP Statistical Review of World Energy 2009, EIA International Energy Outlook 2009
Slide 5

PROGRESSIVE RESPONSIBLE VITAL GROWING

Coal's advantage: abundant, secure and widely dispersed


billions of tonnes
of oil equivalent
200
100
0
Coal
Natural Gas
Oil
Russia
North America
Europe
Middle East
China
India
Other Asia Pacific
Central and South America
Africa

Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by **more than 3 times**

Arch Coal, Inc.

Source: ACI, Bank of America, BP Statistical Review 2009 and Blackwell Energy Research

Slide 6

PROGRESSIVE RESPONSIBLE VITAL GROWING

Looking ahead, global and domestic metallurgical coal markets are beginning to show some signs of life

World Steel Capacity Utilization

(in annualized %)


86%
50%
61%
84%
53%
60%
87%
58%
75%
89%
85%
94%
NAFTA
EU
S. America
Asia
2008
1H09
3Q09*

- Global economic recession severely impacted **steel production** during 4Q08 and 1H09
  - North American and European steel operations were hardest hit
  - Inventory de-stocking at steel centers
- **Utilization rates** are now climbing – off drastically low levels
  - Chinese steel utilization was 94% of capacity in Oct. 2009, up from the low of 67% in Nov. 2008
  - U.S. steel utilization reached 62% in Oct. 2009 from the low of 42% in Jan. 2009
  - ACI has seen an increase in inquiries from met coal customers across Asia, Brazil, U.S. and Europe

Source: World Steel Outlook and ACI

**Arch estimates based on IISI and MEPS data*

Slide 7

PROGRESSIVE RESPONSIBLE VITAL GROWING

Global coal supply flows continue to shift – and create further opportunities for U.S. met/steam coal exports

Atlantic Basin Market = 43% of global seaborne trade in 2008


Increasing
Moderating
Decreasing
Russia: Coal exports to Asia are increasing, while coal exports to Europe are decreasing
Europe: coal production declining; growing coal burn in eastern Europe; traditional import supply waning
USA: potential growing seaborne supplier with available export capacity; emerging supplier to Pacific Rim
South America: infrastructure constraints; political instability; growing regional coal burn
South Africa: 40% of coal exports could flow to India in 2009; domestic needs and infrastructure constraints limit export growth

What if 2008 repeats itself? Who will supply coal in Atlantic Basin?

Source: ACI

Slide 8

PROGRESSIVE RESPONSIBLE VITAL GROWING

Despite a temporary global downturn in coal demand, structural constraints and Asian demand pull remain

2007

- "The lack of investment spent by **Australian infrastructure** providers over the past decade has resulted in severe rail and port bottlenecks." *Macquarie (6/07)*
- "**China which became a net importer** of coal this year, increased purchases of the fuel 27% in April to meet higher energy demand." *Bloomberg (5/07)*
- "**India is expecting to double its South African coal imports** during 2007. High demand and a halt in Chinese exports of coal are thought to be the cause of this increase." *Reuters (5/07)*
- "**Production is shifting away from West Virginia** because the state has presented coal producers with difficult regulations, torrents of litigation and orchestrated hostility that discouraged growth and investment." *The State Journal (5/07)*

2009

- "The **vessel queue** at Dalrymple Bay Coal Terminal has continued its inexorable rise, surpassing the previous record of 76 reached in Sept. 2007." *McCloskey (11/09)*
- "**China**, the world's largest coal user and producer, **increased imports of the fuel** in September to meet rising domestic consumption following an economic recovery …and were more than triple what the country imported a year earlier." *Bloomberg (10/09)*
- "**South African coal exports to India continue to rise at record rates** and now make up for more than a third of South Africa's exports." *J.P. Morgan (11/09)*
- "Due in part to the U.S. EPA's recent crackdown on surface mining permits, **coal production in Central Appalachia is expected to fall well short** of 200 million tons in 2010." *FBR (9/09)*

Source: ACI and news/industry reports

Slide 9

PROGRESSIVE RESPONSIBLE VITAL GROWING

Coal consumption growth in 2010 and continued supply rationalization should draw down excess coal stockpiles

Estimated Coal Stockpile Levels at U.S. Power Generators
(in millions of tons)


200
(40)
excess
160
Estimated 2009
Year-End Level
Estimated
Stockpile Target

U.S. coal industry = 1 billion tons

- Arch anticipates that coal demand and coal production will be **balanced** by end of 2009 (if not already)
- **Stockpiles poised to decline** in 2010


order of magnitude

  - Growth in underlying domestic economy (GDP), particularly as industrial activity resumes
  - Continued supply rationalization
  - Reversal of coal-to-gas switching
  - Return of more seasonal weather
  - Increased U.S. coal exports
  - Steam coal migrates to met market
  - Likely reversal of share gains in other baseload fuels (nukes, hydro)

Source: EIA and ACI

Slide 10

PROGRESSIVE RESPONSIBLE VITAL GROWING

U.S. coal consumption growth will also benefit from new plant start-ups

Anticipated Annual Supply Needs for U.S. Coal Plants Under Construction*

(in millions of tons)


20
15
10
5
0
PRB
Non-PRB
2009
2010
2011
2012

- Build-out of 16 GW through 2012 equates to **55 million tons** of new annual coal demand
- Arch estimates that the **Powder River Basin** will service one half of this demand
- Nearly **10 GW** – roughly 20 plants – are scheduled to be in operation by the end of 2010, representing roughly two-thirds of the total anticipated growth in annual coal demand from new plants

Source: Platts, EIA and ACI

** Gross of plant retirements*

Slide 11

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G
In the U.S., coal production also continues to shift westward as CAPP is in long-term secular decline Production in Central Appalachia 300 (in millions of tons) Supply +3% 275 250 Supply +2% Supply +4% Price +120%
225 Price +150% Price +270%
200 175 150 97 98 99 00 01 02 03 04 05 060708 09E 10E •Sharp price run-ups have acted to arrest production declines only temporarily •Arch expects 2010 CAPP production to be down 125 million tons from ’97 peak •Based on historical trend, most of that supply reduction is likely to be permanent Source: Coal Daily Price Indices (CAPP 12,000 BTU / 1% Sulfur / CSX) and Ventyx Slide 12

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G
Since 1990, PRB coal has gained significant market share east of the Mississippi River Border States East of Mississippi River (1) Burn by Coal Type circa 1990Burn by Coal Type circa 1995Burn by Coal Type circa 2008 32% 78% 58%50% 27% 73% 18% 22% 42% PRB Non-PRB PRBNon-PRB PRB Non-PRB
· Eastern border state power • By 1995, power plants in • Current 73% mix of plants in Wisconsin, Illinois, these four states increased PRB coal has been Tennessee and Mississippi their mix of PRB coal from achieved with relatively historically burned a small 22% to 42% in just five modest capital mix of PRB coal years investment
Source: ACI and Energy Velocity (1) Border states represent WI, IL, TN and MS. Slide 13

PROGRESSIVE RESPONSIBLE VITAL GROWING

We foresee increased PRB market expansion opportunities further east of the Mississippi River

Non-Border States
East of Mississippi River
Burn by Coal Type circa 2008


53%
27%
20%

- PRB
- PRB switching opportunity
- Non-PRB



Eastern power plants in non-border states are generally comparable in design to plants in the border states

Non-border state plants should be able to increase their PRB coal use greatly with minimal investment

Based on historical switching in the border states and the lower heat content of PRB coal, the theoretical PRB switching opportunity in the East exceeds 300 million tons

Source: ACI and Energy Velocity

Slide 14

P R O G R E S S I V ER E S P O N S I B L E V I T A LG R O W I N G Energy, the environment and clean coal technologies Slide 15

PROGRESSIVE RESPONSIBLE VITAL GROWING

Coal is increasingly clean…and will become more climate-friendly with time and funding


Since 1970
2008
U.S. population increased 49%
GDP increased 209%
Coal-based electricity increased 183%
Emissions of NO_x, SO_2 and PM_{10} decreased 60%

Arch Coal, Inc.

Sources: NMA, EPA

NO_x (Nitrogen Oxide), SO_2 (Sulfur Dioxide), PM_{10} (Particulate Matter)

Slide 16

PROGRESSIVE RESPONSIBLE VITAL GROWING

The developed and developing world must work together to address the climate challenge



CO_2 Emission Trends
(in giga-tonnes of CO_2)
30
25
20
15
10
5
-
1990
2000
2006
2020
2030
Non-OECD
OECD
China
United States

- Rapid increases in **CO_2 emissions** in emerging Asia further underscore the need for clean coal technologies
- **China** is now the largest emitter of CO_2 and the developing world has surpassed the OECD nations in total emissions
- Clearly, we will need **global solutions** to address the climate issue

Arch Coal, Inc.

Source: International Energy Outlook 2008 *OECD = Organization for Economic Cooperation and Development Slide 17

PROGRESSIVE RESPONSIBLE VITAL GROWING

Coal will remain a vital part of America's energy future

U.S. Energy Reserves
(in trillion Btu)


Coal: 94%
Coal
Natural Gas
Oil

U.S. Petroleum Supply
(million barrels per day, 2008)


OPEC 30%
Other Imports 36%
Domestic 34%
Domestic
Imports

U.S. Fuel Prices
($/million Btu at 11/27/09)


$13.11 = $76 per bbl
$5.19
$0.48
PRB 8800
Natural Gas
Crude Oil
FOB rail (2010)
Wellhead (prompt month)

Arch Coal, Inc.

Source: EIA, BP Statistical Review of World Energy 2008, Argus Coal Daily

Slide 18

P R O G R E S S I V ER E S P O N S I B L E V I T A L G R O W I N G Arch Coal Overview Slide 19

P R O G R E S S I V ER E S P O N S I B L E V I T A L G R O W I N G
Arch’s national scope of operations and reserve base includes presence in five major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin1
2 1. Coal Creek 1 Central 2. Black Thunder
23 4 21 Appalachia 5 4 3
1. Mountain Laurel Western 2. Coal-Mac 3. Cumberland River Bituminous 4. Lone Mountain 1. Arch of Wyoming 2. Skyline Compliance 3. Dugout 4. Sufco Low-sulfur
5. West Elk3.9-Billion Ton Reserve Base* High-sulfur NPRBSPRB WBIT ILB CAPP (731)(2,053) (455)(374)(336) Source: ACI*Pro-forma reserves at 12/31/08; Includes Jacobs Ranch and Otter Creek reservesSlide 20

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch's mine portfolio underscores value of diversity

2008 Tons Sold*
(percent of total tons by region)


WBIT 15%
CAPP 12%
PRB: 73%

2008 Reserves*
(percent of total reserves by region)


PRB 59%
WBIT 16%
CAPP 12%
ILB 13%

2008 Revenues*
(percent of segment revenue by region)


WBIT 22%
PRB 39%
CAPP 39%

- Arch's **national network of mines** services a **diverse customer base**
  - 175 coal-fueled power plants
  - Customers spread across 35 states and 21 countries
  - Customer sales split 52% and 48% east and west of the Mississippi, respectively

Source: ACI

* *Excludes Jacobs Ranch*

Slide 21

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch completes acquisition of Jacobs Ranch on Oct. 1

- Purchase price of **$764 million**, which includes an estimate for working capital adjustments
- The enhanced Black Thunder will be the **largest single coal-mining complex in the world**
  - Assigned coal reserves of **1.6 billion tons** (as of Dec. 31, 2008)
  - Productive capacity of more than **140 million tons** per year should market conditions warrant
- Arch estimates synergies from the transaction of between **$45 million and $55 million** annually, beginning in 2010, which represents more than $1 per acquired ton of annual production
  - Roughly half represent operational cost savings with the remaining related to administrative cost savings as well as enhanced coal-blending opportunities


1 mile
Formerly Jacobs Ranch
Black Thunder (Arch Coal)
School Creek (Peabody)
North Antelope/Rochelle (Peabody)

Source: ACI

Slide 22

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch acquires Montana coal reserves, creating future growth opportunity in the northern PRB

- Arch acquires reserves in the **Otter Creek Tracts** located in southeastern Montana from Great Northern Properties
  - Arch controls roughly **731 million tons** of high-quality, low-cost, sub-bituminous coal reserves
  - Arch will pay $0.10 per ton, or $73.1 million, in five ratable annual installments
- The Otter Creek reserves will allow Arch to build a **significant position** in the northern Powder River Basin to
  - competitively serve the northern U.S. power generation market;
  - provide an additional supply source to export off the West Coast; or
  - possibly house the site of a future coal-conversion facility.


Winnett
Miles City
Hysham
Otter Creek
Coal Tracts
Billings
Hardin
Ashland
Custer NF
Montana
Wyoming
Sheridan

Arch Coal, Inc.

Source: ACI
Slide 23

P R O G R E S S I V ER E S P O N S I B L E V I T A L G R O W I N G
Arch’s Western Bituminous assets continue to contribute meaningfully to the company’s earnings profile Western Bituminous Production* Western Bituminous (2008, in million tons) Annual Productivity and Production
25 100 10 Productivity Production 208 tons 80 million 156 in 60 Production 104 tons per hour 40 5 2 020 0 Arch Peer 1 Peer 2 Peer 3 Peer 4 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09E
· Arch is the leading producer in the • Supply in the mature Western Bituminous region Western Bituminous region is – Arch’s annual production is nearly constrained even as pricing twice the size of next largest peer has remained elevated
Sources: ACI, Energy Velocity * Colorado, Utah and southern Wyoming Slide 24

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch is also a leading producer of met and PCI coal – with the potential to boost sales in a robust market

Central Appalachian Product Profile
(based on 15 million tons of productive capacity)


Met
33%
Steam
49%
PCI/Met
Blend
18%

- Based on 2008 shipments, Arch is the **fifth largest** U.S. met coal producer
  - Top nine domestic metallurgical coal suppliers represent 75% of U.S. met coal supply
- In a robust, sustained market, Arch's met shipments **could increase meaningfully**

Source: ACI, EIA and company SEC filings

Slide 25

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch is profitably managing through trough of energy market cycle – and is well positioned for recovery

- Arch employs a pragmatic, **market-driven coal pricing strategy**
- We remain committed to maintaining near-term stability in our earnings
  - Substantially all of our remaining volumes for 2009 are committed
- We also strive to preserve long-term earnings growth by retaining the flexibility to layer in future volumes at attractive levels

Arch Committed Tonnage as of 9/30/09*


100%
13%
6%
81%
55%
10%
35%
2009
2010
2011
Committed and Priced
Committed, Not Yet Priced
Uncommitted

Source: ACI

* *Committed tonnage figures include Jacobs Ranch*

Slide 26

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G
Arch maintains one of the strongest and cleanest balance sheets in the U.S. coal industry Debt Maturity Profile
(at 9/30/09, in $millions) •Arch’s financing initiatives have enhanced Unsecured notes liquidity and extended debt maturities Revolver/other $955 short-term debt
– Credit amendment increases borrowing capacity through June 2011 and extends its maturity to 2013 $585
(1) · Successfully completed two capital markets $47 $300 transactions that netted nearly $900 million 2009 2010 2011 2012 2013 2014 2015 2016
–$600 million of 8.75% senior unsecured notes due 2016Legacy Liabilities of –Issued 19.55 million common shares for $326 million Largest U.S. Coal Companies $3,741 (pro forma 12/31/08, in millions) –Proceeds used to finance Jacobs Ranch acquisition Workers’ Comp •Arch maintains one of the strongest andPost-Retirement Medical cleanest balance sheets in the industry Reclamation $1,513 Pension –Lowest level of legacy liabilities among coal peers $1,131
–Roughly 60% of Arch’s legacy liabilities are comprised $542 $431 of reclamation liabilities Peer 1 Peer 2Peer 3 Peer 4ACI Source: ACI (1) Includes $44 million of commercial paper and $3 million of other debt. Slide 27

P R O G R E S S I V E R E S P O N S I B L EV I T A LG R O W I N G
Arch’s safety and environmental performance is the best among the largest public coal companies Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) • Arch’s safety record is the best in the U.S. coal industry 3.86 3.49 – Awarded MSHA’s Sentinels of 3.37 3.31 Safety honor for operating the 2.97 Industry Five Year Average = 3.40 nation’s safest underground coal mines in 2006 and 2007 1.02 • Arch’s environmental 1.40 0.88 1.23 performance ranks first among 0.81 Arch Five Year Average = 1.07 major coal industry peers 2004 2005 2006 2007 2008 – Earned 5 National Good
Neighbor Awards since 2003 Sources: ACI, MSHA Slide 28